UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	08/31

Date of reporting period:	08/31/2006

The following N-CSR relates only to Dreyfus Tax Managed Balanced Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Tax Managed Balanced Fund

ANNUAL REPORT August 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Tax Managed Balanced Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Balanced Fund, covering the period between its inception on September 30, 2005, through August 31, 2006.

After more than two years of steady and gradual increases, on August 8 the Federal Reserve Board (the "Fed") decided to hold short-term interest rates unchanged at 5.25% . In the announcement of its decision, the Fed indicated that its previous rate hikes and higher energy prices have contributed to a mild slowdown in U.S. economic growth. Recent reports of cooling housing markets in many regions of the United States appeared to confirm this view.

Most sectors of the U.S. stock market rallied in the wake of the Fed's announcement, offsetting earlier losses in relatively volatile market environments for both asset classes. Municipal bond investors generally appeared optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy. Equity investors recently have shown a renewed preference for large-cap companies over small-cap shares, potentially signifying a fundamental shift in their attitudes toward risk. With this in mind, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2006

DISCUSSION OF FUND PERFORMANCE

Joseph P. Darcy, Senior Portfolio Manager, Fixed Income Portion Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser, Equity Portion

How did Dreyfus Tax Managed Balanced Fund perform relative to its benchmark?

For the period between the fund's inception on September 30, 2005, and the end of its annual reporting period on August 31, 2006, the fund produced a 4.73% total return.1 In comparison, the fund's benchmark, a blended index composed of 55% Lehman Brothers Municipal Bond Index2 and 45% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"),3 produced a 5.65% total return for the same period.

Stocks and municipal bonds produced solid returns over the reporting period in an environment of moderate economic growth and rising corporate profits.The fund produced a lower return than that of its hybrid benchmark, due in part to heightened volatility experienced by long-term bonds within its fixed-income portfolio and security selection among some of the "blue-chip" holdings within its stock portfolio.

What is the fund's investment approach?

The fund seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation.To pursue its goal, the fund normally invests the majority of its assets in municipal bonds that provide income exempt from federal income tax.The fund's target investment allocation in municipal bonds is 55% of its assets. From time to time, we may re-balance the fund's portfolio, and will do so quarterly if necessary to maintain its municipal bond holdings above 50% of assets. The fund employs a tax-managed strategy to invest the balance of its assets primarily in equity securities, focusing on blue-chip companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

The fund only invests in municipal bonds rated investment grade by independent rating agencies or the unrated equivalent as determined by Dreyfus at the time of purchase.The fund seeks to maintain a minimum average credit quality of AA/Aa with respect to its portfolio of municipal bonds. We may buy and sell bonds based on credit quality, market outlook and yield potential.When selecting municipal bonds for investment, we may assess the current interest rate environment and the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

municipal bond's credit profile and potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income,typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds that sell at a price below their face value, or to "premium" bonds that sell at a price above their face value.The fund's allocation to discount bonds or premium bonds will change with our view of the current interest rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

The fund invests the balance of its assets primarily in equity securities, such as common stocks, preferred stocks, warrants and convertible securities. In choosing equities, we first identify economic sectors that we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have dominant positions in their industries and have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. We also are alert to companies that we consider undervalued. We attempt to enhance after-tax returns by minimizing the fund's annual taxable distributions. To do so, we generally seek to maintain a low annual portfolio turnover rate.

What other factors influenced the fund's performance?

Although investors generally continued to favor more speculative companies early in the reporting period, investors' attitudes seemed to change in the spring of 2006 when housing markets began to cool, employment gains moderated and energy prices surged. The prospects of a slower economy and higher inflation appeared to signal a shift in investor sentiment toward the high-quality, multinational growth companies in which the fund invests.

The fund received positive relative contributions within its equity portfolio from the consumer discretionary and financial sectors. Diversified financial services providers Citigroup, Bank of America and JPMorgan Chase & Co. fared well as the capital markets rebounded and investment-banking activity increased.

Although the fund's energy sector's relative returns were penalized by its concentration in the integrated oil companies, Exxon Mobil was one of the fund's top relative performers. In the consumer staples area, food and tobacco leader Altria Group encountered an improving legal environment, while beverage and snack-food maker PepsiCo reported strong earnings and raised its dividend.

Although the fund held relatively few technology companies, semiconductor leader Intel encountered competitive pressures and lackluster customer demand, while Microsoft suffered from higher operating costs and the delayed launch of new products. Relative results were also penalized by the firm's underweight position in the industrial sector.

The growing economy also benefited municipal bonds, as higher tax revenues produced improved fiscal conditions for most states and municipalities, and robust investor demand supported bond prices. Consistent with our conservative approach, we maintained the fund's focus on credit quality and liquidity, placing particular emphasis on bonds from higher-tax states that tend to fare well under a variety of economic conditions.

What is the fund's current strategy?

In the fund's stock portfolio, we have maintained our focus on high-quality multinationals that we believe have the resources to reinvest in their businesses and extend their established records of earnings and dividend increases. Among municipal bonds, our emphasis on credit quality is designed to help the fund withstand potential volatility in today's uncertain economic environment.

September 15, 2006

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution rates. There can be no guarantee that the fund will generate any specific level of distribution annually.
[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income from municipal bonds may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Any capital gains and any dividends received from the fund's equity investments are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect until August 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Actual Aggregate Total Returns as of	8/31/06
		Inception	From
		Date	Inception

Fund		9/30/05	4.73%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Tax Managed Balanced Fund on 9/30/05 (inception date) to a $10,000 investment made in the Customized Blended Index (the "Index") composed of 55% Lehman Brothers Municipal Bond Index and 45% Standard and Poor's 500 Composite Stock Price Index on that date. The Index is calculated on a year-to-year basis.All capital gains and distributions are reinvested.

The fund's performance shown in the line graph takes into account all applicable fees and expenses.The fund normally invests the majority of its assets in municipal bonds that provide income exempt from federal income tax.The fund will employ a tax-managed strategy to invest the balance of its assets primarily in equity securities.

The Lehman Brother Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged Index of U.S. stock market performance.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Balanced Fund from March 1, 2006 to August 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.88
Ending value (after expenses)	$1,027.40

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2006

Expenses paid per $1,000 †	$ 5.85
Ending value (after expenses)	$1,019.41

† Expenses are equal to the fund's annualized expense ratio of 1.15%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2006
Common Stocks—42.8%	Shares	Value ($)

Consumer Discretionary—3.5%
Hilton Hotels	800	20,376
Home Depot	700	24,003
McGraw-Hill Cos.	1,100	61,501
News, Cl. A	1,800	34,254
Target	400	19,356
		159,490
Consumer Staples—11.0%
Altria Group	1,300	108,589
Coca-Cola	1,400	62,734
Estee Lauder Cos., Cl. A	500	18,430
Nestle, ADR	600	51,582
PepsiCo	900	58,752
Procter & Gamble	1,200	74,280
SYSCO	600	18,834
Wal-Mart Stores	700	31,304
Walgreen	1,100	54,406
Whole Foods Market	500	26,810
		505,721
Energy—9.4%
BP, ADR	1,000	68,050
Chevron	1,000	64,400
ConocoPhillips	1,100	69,773
Exxon Mobil	1,600	108,272
Halliburton	600	19,572
Hess	300	13,734
Occidental Petroleum	800	40,792
Total, ADR	700	47,201
		431,794
Financial—8.1%
American Express	600	31,524
Ameriprise Financial	700	32,011
Bank of America	1,200	61,764

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Capital One Financial	300	21,930
Citigroup	1,500	74,025
HSBC Holdings, ADR	600	54,564
JPMorgan Chase & Co.	1,000	45,660
Merrill Lynch & Co.	700	51,471
		372,949
Health Care—3.0%
Abbott Laboratories	700	34,090
Eli Lilly & Co.	600	33,558
Johnson & Johnson	700	45,262
UnitedHealth Group	500	25,975
		138,885
Industrial—4.5%
Caterpillar	400	26,540
Emerson Electric	500	41,075
General Electric	2,300	78,338
United Parcel Service, Cl. B	500	35,025
United Technologies	400	25,084
		206,062
Information Technology—2.7%
Automatic Data Processing	600	28,320
Intel	2,800	54,712
Microsoft	1,000	25,690
Yahoo!	600 [a]	17,292
		126,014
Materials—.6%
Arkema, ADR	17 [a,b]	663
Praxair	500	28,705
		29,368
Total Common Stocks
(cost $1,887,975)		1,970,283

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—48.9%	Rate (%)	Date	Amount ($)	Value ($)

California—6.8%
California Statewide Communities
Development Authority, Revenue
(Daughters of Charity Health
System)	5.25	7/1/35	100,000	104,226
Golden State Tobacco
Securitization Corp., Enhanced
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/45	100,000	102,233
Sweetwater Union High School
District Public Financing
Authority, Special Tax Revenue
(Insured; FSA)	5.00	9/1/27	100,000	104,684
Connecticut—2.3%
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	5.00	7/1/35	100,000	105,659
Georgia—2.3%
Atlanta,
Water and Wastewater Revenue
(Insured; FSA)	5.00	11/1/43	100,000	103,760
Hawaii—2.3%
Kauai County,
GO (Insured; FGIC)	5.00	8/1/29	100,000	105,249
Kansas—4.6%
Butler County Unified School
District Number 490, GO
Improvement (Insured; FSA)	5.00	9/1/29	100,000	105,293
Kansas Development Finance
Authority, Revenue (Kansas
Department of
Administration-Comprehensive
Transportation Program)
(Insured; FGIC)	5.00	11/1/25	100,000	106,687

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kentucky—2.3%
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized;
GNMA)	5.25	11/20/25	100,000	107,618
Michigan—2.3%
Michigan Hospital Finance
Authority, HR (Sparrow
Obligated Group) (Insured;
MBIA)	5.00	11/15/36	100,000	104,184
Minnesota—2.2%
Chaska,
Electric Revenue	5.00	10/1/30	100,000	103,201
Nebraska—2.3%
Lincoln,
Electric System Revenue	5.00	9/1/29	100,000	104,912
Nevada—2.2%
Clark County,
Airport System Revenue
(Insured; AMBAC)	5.00	7/1/40	100,000	103,568
New Jersey—2.2%
New Jersey Health Care Facilities
Financing Authority, Revenue
(Hunterdon Medical Center
Issue)	5.13	7/1/35	100,000	102,754
New York—6.7%
Long Island Power Authority,
Electric System General Revenue	5.00	12/1/35	100,000	104,265
New York State Dormitory
Authority, Mental Health
Services Facilities
Improvement Revenue (Insured;
AMBAC)	5.00	2/15/30	100,000	104,808

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Westchester Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	5.13	6/1/45	100,000	100,658
North Carolina—2.2%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue	5.00	1/15/45	100,000	102,972
South Carolina—2.3%
South Carolina Transportation
Infrastructure Bank, Revenue
(Insured; AMBAC)	5.00	10/1/33	100,000	104,421
Texas—4.5%
North Harris County Regional Water
Authority, Senior Lien Revenue
(Insured; MBIA)	5.00	12/15/32	100,000	103,736
Trinity River Authority,
Regional Wastewater System
Revenue (Insured; MBIA)	5.00	8/1/29	100,000	104,720
U.S. Related—1.4%
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/36	250,000	63,607
Total Long-Term Municipal Investments
(cost $2,212,511)				2,253,215

Short-Term Municipal Investments—6.6%

Illinois—2.2%
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System) (LOC; Fifth
Third Bank)	3.57	9/1/06	100,000 [c]	100,000
Maryland—2.2%
Maryland Economic Development
Corp., Multi-Modal Revenue
(United States Pharmacopeial
Project) (Insured; AMBAC and
Liquidity Facility; Bank of
America)	3.58	9/1/06	100,000 [c]	100,000

12

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Rhode Island—2.2%
Rhode Island Health and
Educational Building
Corporation, Hospital
Financing Revenue (Care New
England Issue) (LOC; Bank of
America)	3.58	9/1/06	100,000 [c]	100,000
Total Short-Term Municipal Investments
(cost $300,000)				300,000

Total Investments (cost $4,400,486)			98.3%	4,523,498
Cash and Receivables (Net)			1.7%	76,693
Net Assets			100.0%	4,600,191

ADR—American Depository Receipts
[a] Non-income producing security.
[b] The value of this security has been determined in good faith under the direction of the Board of Trustees.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Long-Term Municipal Investments	48.9	Consumer Discretionary	3.5
Consumer Staples	11.0	Health Care	3.0
Energy	9.4	Information Technology	2.7
Financial	8.1	Materials	.6
Short-Term Municipal Investments	6.6
Industrial	4.5		98.3

† Based on net assets. See notes to financial statements.

The Fund 13

STATEMENT OF INVESTMENTS (continued)

14

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)††

AAA		Aaa		AAA	55.9
AA		Aa		AA	8.1
A		A		A	16.2
BBB		Baa		BBB	8.0
F1		MIG1/P1		SP1/A1	11.8
					100.0

Based on total investments. See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES August 31, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	4,400,486	4,523,498
Cash		31,831
Dividends and interest receivable		34,660
Prepaid expenses		43,614
Due from The Dreyfus Corporation and affiliates—Note 3(b)		2,423
		4,636,026

Liabilities ($):
Accrued expenses		35,835

Net Assets ($)		4,600,191

Composition of Net Assets ($):
Paid-in capital		4,463,905
Accumulated undistributed investment income—net		27,526
Accumulated net realized gain (loss) on investments		(14,252)
Accumulated net unrealized appreciation
(depreciation) on investments		123,012

Net Assets ($)		4,600,191

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		356,681
Net Asset Value, offering and redemption price per share ($)—Note 3(d)		12.90

See notes to financial statements.

16

STATEMENT OF OPERATIONS From September 30, 2005 (commencement of operations) to August 31, 2006
Investment Income ($):
Income:
Interest income	94,035
Cash dividends (net of $426 foreign taxes withheld at source)	34,775
Income from securities lending	16
Total Income	128,826
Expenses:
Management fee—Note 3(a)	23,744
Auditing fees	35,751
Legal fees	32,242
Registration fees	9,812
Prospectus and shareholders' reports	9,633
Service plan fees—Note 3(b)	8,090
Custodian fees—Note 3(b)	2,655
Trustees' fees and expenses—Note 3(c)	2,040
Shareholder servicing costs—Note 3(b)	1,313
Miscellaneous	8,630
Total Expenses	133,910
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(90,644)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(1,148)
Net Expenses	42,118
Investment Income—Net	86,708

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(14,252)
Net unrealized appreciation (depreciation) on investments	123,012
Net Realized and Unrealized Gain (Loss) on Investments	108,760
Net Increase in Net Assets Resulting from Operations	195,468

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS From September 30, 2005 (commencement of operations) to August 31, 2006
Operations ($):
Investment income—net	86,708
Net realized gain (loss) on investments	(14,252)
Net unrealized appreciation
(depreciation) on investments	123,012
Net Increase (Decrease) in Net Assets
Resulting from Operations	195,468

Dividends to Shareholders from ($):
Investment income—net	(59,182)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	4,688,969
Dividends reinvested	56,449
Cost of shares redeemed	(281,513)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	4,463,905
Total Increase (Decrease) in Net Assets	4,600,191

Net Assets ($):
Beginning of Period	—
End of Period	4,600,191
Undistributed investment income—net	27,526

Capital Share Transactions (Shares):
Shares sold	374,557
Shares issued for dividends reinvested	4,484
Shares redeemed	(22,360)
Net Increase (Decrease) in Shares Outstanding	356,681

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from September 30, 2005 (commencement of operations) to August 31, 2006. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net [a]	.28
Net realized and unrealized
gain (loss) on investments	.31
Total from Investment Operations	.59
Distributions:
Dividends from investment income—net	(.19)
Net asset value, end of period	12.90

Total Return (%) [b]	4.73

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	3.37
Ratio of net expenses to average net assets [b]	1.06
Ratio of net investment income
to average net assets [b]	2.19
Portfolio Turnover Rate [b]	13.80

Net Assets, end of period ($ x 1,000)	4,600

[a] Based on average shares outstanding at each month end. [b] Not annualized. See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering six series, including the fund, which commenced operations on September 30, 2005. The fund's investment objective seeks to provide an attractive after-tax total return consisting of federally tax-exempt income and capital appreciation. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Fayez Sarofim & Co. ("Sarofim & Co.") serves as the fund's sub-investment adviser with respect to the equity portion of the fund's portfolio. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge.

As of August 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 162,368 of the fund's shares.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of the security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust's Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Trust's Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Investments in municipal bond securities are valued each business day by an independent pricing service (the "Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. For investments in equity securities, dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. For investments in municipal bond securities, interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. For investments in equity securities, dividends from investment income-net are normally declared and paid annually. For investments in municipal bond securities, it is the policy of the fund to declare and pay dividends from investment income-net, monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income with respect to equity securities and to distribute tax exempt dividends with respect to municipal securities and to make distributions of net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the funds.

At August 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,824, undistributed tax exempt income $7,702, accumulated capital losses $1,039 and unrealized appreciation $123,012. In addition, the fund had $13,213 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2006 were ordinary income $3,593 and tax exempt income $55,589.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $250 thousand for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2006, the fund did not borrow under either line of credit.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Management Agreement between Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .65% of the value of the fund's average daily net assets and is payable monthly.

Dreyfus has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until August 31, 2007, so the expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, do not exceed an annual rate of 1.15% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $90,644 during the period ended August 31, 2006.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. an annual fee of .251% of the value of the fund's average daily net assets representing the equity portion of the fund's portfolio and is payable monthly.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund at an annual aggregate rate of up to .25% of the value of the fund's aggregate daily net assets. The

Distributor may pay one or more Service Agents a fee in respect of these services and determines the amount, if any, to be paid to Service Agents under the Plan and the basis on which such payments were made. During the period ended August 31, 2006, the fund was charged $8,090 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2006, the fund was charged $858 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2006, the fund was charged $2,655 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $3,995 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $2,524, Rule 12b-1 service plan fees $4,603, custodian fees $414, chief compliance officer fees $1,895 and transfer agency per account fees $70, which are offset against an expense reimbursement currently in effect in the amount of $11,929.

(c) Each Trustee receives $45,000 per year, plus $6,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the "Dreyfus/Laurel Funds") attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings, the Chair of the compensation committee receives $900 per meeting and, with respect to audit committee meetings, the Chair of the audit committee receives $1,350 per meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2006, amounted to $4,622,389 and $503,904, respectively.

At August 31, 2006, the cost of investments for federal income tax purposes was $4,400,486; accordingly, accumulated net unrealized appreciation on investments was $123,012, consisting of $176,960 gross unrealized appreciation and $53,948 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities, of Dreyfus Tax Managed Balanced Fund (the "Fund") of The Dreyfus/ Laurel Funds Trust, including the statement of investments, as of August 31, 2006, and the related statements of operations, and changes in net assets, and financial highlights for the period from September 30, 2005 (commencement of operations) to August 31, 2006.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Balanced Fund of The Dreyfus/ Laurel Funds Trust as of August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 30, 2005 to August 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York October 20, 2006

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates $55,589 as "exempt interest dividends" paid from interest income during its fiscal year ended August 31, 2006 (not generally subject to regular federal income tax).Also, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2006 as qualifying for corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,593 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns and as required by federal tax law rules, shareholders will also receive notification of their portion of the fund's taxable ordinary dividends (if any), and capital gains distributions (if any), paid for the 2006 calendar year on Form1099-DIV which will be mailed by January 31, 2007.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
James M. Fitzgibbons (71)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
Other Board Memberships and Affiliations:
• Bill Barrett Company, an oil and gas exploration company, Director
No. of Portfolios for which Board Member Serves: 27
———————
J. Tomlinson Fort (78)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2005)
Other Board Memberships and Affiliations:
• Allegheny College, Emeritus Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 27
———————
Kenneth A. Himmel (60)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President and CEO,Related Urban Development,a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 27

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (59)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-present)
No. of Portfolios for which Board Member Serves: 27
———————
Roslyn M. Watson (56)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 27
———————
Benaree Pratt Wiley (60)
Board Member (1998)
Principal Occupation During Past 5 Years:
• Principal,The Wiley Group, a firm specializing in strategy and business development
(2005-present)
• President and CEO,The Partnership, an organization dedicated to increasing the representa-
tion of African Americans in positions of leadership, influence and decision-making in
Boston, MA (1991-2005)
Other Board Memberships and Affiliations:
• Boston College,Trustee
• Blue Cross Blue Shield of Massachusetts, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-American, Advisory Board
• The Boston Foundation, Director
• Harvard Business School Alumni Board, Director
No. of Portfolios for which Board Member Serves: 27
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Francis P. Brennan, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000. Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002. Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since December 2002. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 6134AR0806

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2005 and $27,190 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 0 in 2005 and $3,800 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $0 in 2005 and $2,090 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,476,000 in 2005 and $1,582,000 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the

Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	October 27, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	October 27, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)